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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-86313 on Form S-1 of InfoSpace, Inc. (formerly InfoSpace.com, Inc.) of our report dated May 10, 2000 (relating to the financial statements of Saraide, Inc. presented separately herein), appearing in the Prospectus, which is part of such Registration Statement.

                                          /s/ Deloitte & Touche LLP

San Jose, California
September 12, 2000